UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CTIB	NasdaqCM

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;

As previously indicated, Mr. Jeffrey Hyland has retired from CTI Industries Corporation (“CTI” or the “Company”) for personal reasons, effective December 5, 2019. Mr. Hyland was President, CEO and a Director of the Company. Mr. Hyland has relinquished all those roles but has agreed to remain a consultant to the Company on terms to be negotiated between Mr. Hyland and the Company.

On the same date, Mr. Frank Cesario, Chief Financial Officer of the Company since November 2017, was appointed Acting CEO. His salary was increased from $175,000 per year to $190,000 per year. No other contract or arrangement has been entered into with Mr. Cesario to date.

Since November 20, 2017, Mr. Cesario has been employed by the Company as Chief Financial Officer. Prior to joining CTI, Mr. Cesario served in similar roles with Nanophase Technologies Corporation and ISCO International, Inc., publicly traded global suppliers of advanced materials and telecommunications equipment, respectively, as well as Turf Ventures LLC, a privately held chemicals distributor. He began his career with KPMG Peat Marwick and then served in progressively responsible finance positions within Material Sciences Corporation and Outokumpu Copper, Inc. Mr. Cesario holds an MBA (Finance) from DePaul University and a B.S. (Accountancy) from the University of Illinois, and is a registered CPA in the State of Illinois.

Item 7.01	Regulation FD Disclosure

Information contained in the Press Release dated December 10, 2019 and included with this Report as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, December 10, 2019.

CTI INDUSTRIES CORPORATION

By:	/s/ Frank J. Cesario
Frank J. Cesario, Chief Financial Officer and Acting CEO